EXH. 13(a)(2)

Certification Pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act

I, David J. Corkins, certify that:

1.	I have reviewed this report on Form N-CSR of Meridian Fund, Inc.®;

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: 12/20/2018	/s/ David J. Corkins
David J. Corkins
Principal Executive Officer and President

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Certification Pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act

I, Katie Jones, certify that:

1.	I have reviewed this report on Form N-CSR of Meridian Fund, Inc.®;

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: 12/20/2018	/s/ Katie Jones
Katie Jones
Principal Financial Officer and Treasurer

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